UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2026

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Ocugen, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually at 8:00 a.m. ET. At the Annual Meeting, a total of 139,628,075 shares of the Common Stock were represented virtually or by proxy.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting on June 11, 2026:

(a) Proposal 1 - Election of Two Class III Directors. The stockholders elected Kirsten Castillo, MBA, and Satish Chandran, Ph.D. to the Board of Directors of the Company (the “Board”) to serve as a director until the 2029 Annual Meeting of Stockholders and until their respective successor, if any, is elected and qualified, or until their earlier death, resignation, retirement, disqualification, or other removal, as follows:

Name	For	Withheld	Broker Non-Votes
Kirsten Castillo, MBA	56,242,944	8,476,217	74,908,914
Satish Chandran, Ph.D.	62,604,983	2,114,178	74,908,914

(b) Proposal 2 - Ratification of Independent Registered Public Accountant. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,784,245	1,002,550	1,841,280	-

(c) Proposal 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,968,948	13,245,090	1,505,123	74,908,914

(d) Proposal 4 - Approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers. The stockholders voted to approve, on an advisory basis, a preferred frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers, as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
57,545,540	1,584,772	3,520,522	2,068,327	74,908,914

Based on the results of the vote, the Board has determined to hold an advisory vote on the compensation of the named executive officers of the Company every year until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation.

Item 8.01	Other Events.

As previously reported, effective May 8, 2026, the Company appointed Mohamed Genead, M.D., M.Sc., as Acting/Interim Chief Medical Officer. The Company appointed Dr. Genead as Chief Medical Officer effective as of June 11, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder